EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

Registration Statement (Form S-8 No. 333-135359) pertaining to the IBERIABANK Corporation Retirement Savings Plan;

Registration Statement (Form S-8 No. 333-28859) pertaining to the IBERIABANK Corporation 1996 Stock Option Plan;

Registration Statement (Form S-8 No. 333-64402) pertaining to the IBERIABANK Corporation 2001 Incentive Compensation Plan;

Registration Statement (Form S-8 No. 333-117356) pertaining to the IBERIABANK Corporation Stock Purchase Warrants;

Registration Statement (Form S-8 No. 333-130273) pertaining to the IBERIABANK Corporation 2005 Stock Incentive Plan;

Registration Statement (Form S-8 No. 333-79811) pertaining to the IBERIABANK Corporation Retirement Savings Plan;

Registration Statement (Form S-8 No. 333-81315) pertaining to the IBERIABANK Corporation 1999 Stock Option Plan

Registration Statement (Form S-8 No. 333-41970) pertaining to the IBERIABANK Corporation Supplemental Stock Option Plan;

Registration Statement (Form S-8 No. 333-148635) pertaining to the IBERIABANK Corporation Deferred Compensation Plan;

Registration Statement (Form S-8 No. 333-151754) pertaining to the IBERIABANK Corporation 2008 Incentive Compensation Plan;

Registration Statement (Form S-8 No. 333-165877) pertaining to the IBERIABANK Corporation 2010 Stock Incentive Plan;

Registration Statement (Form S-3 No. 333-155443) of IBERIABANK Corporation;

Registration Statement (Form S-8 No. 333-174717) pertaining to the IBERIABANK Corporation 2010 Stock Incentive Plan; and

Registration Statement (Form S-8 No. 333-174719) pertaining to the OMNI BANCSHARES, Inc. Amended and Restated Performance and Equity Incentive Plan of IBERIABANK Corporation

of our reports dated February 29, 2012, with respect to the consolidated financial statements of IBERIABANK Corporation, and the effectiveness of internal control over financial reporting of IBERIABANK Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2011.

/s/ Ernst & Young LLP

New Orleans, Louisiana

February 29, 2012